Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Liu Jun, Chief executive Officer and Chief Financial Officer, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Asia Equity Exchange Group, Inc., on Form 10-Q/A for the quarter ended December 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Asia Equity Exchange Group, Inc., at the dates and for the periods indicated.

Date: March 15, 2016

	By:	/s/ Liu Jun
Liu Jun
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Asia Equity Exchange Group, Inc. and will be retained by Asia Equity Exchange Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.